Exhibit 32.1
CERTIFICATION PURSUANT TO
RULE 13(a)-14(b) AND 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the Quarterly Report of Commerce Energy Group, Inc. (the “Company”) on Form 10-Q for the quarterly period ended April 30, 2006, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Steven S. Boss, Chief Executive Officer of the Company, hereby certifies, pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that, to his knowledge:
     1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 14, 2006	By:	/s/ STEVEN S. BOSS

Steven S. Boss
Chief Executive Officer
(Principal Executive Officer)

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